                           JOINDER AND AMENDMENT NO. 2

                                       TO

                               FINANCING AGREEMENT


         JOINDER AND AMENDMENT NO. 2 TO FINANCING AGREEMENT (this "Amendment") is entered into as of January 30, 2004, by and among CYNTHIA STEFFE ACQUISITION, LLC, a New York limited liability company ("CS Acquisition"), S.L. DANIELLE ACQUISITION, LLC, a New York limited liability company ("Danielle Acquisition"), BERNARD CHAUS, INC. a New York corporation ("Chaus" and together with CS Acquisition and Danielle Acquisition, collectively, the "Company") and THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CIT") as agent (in such capacity, "Agent") for itself and the various other financial institutions (together with CIT, collectively, the "Lenders") named in or which hereafter become a party to the Financing Agreement (as hereafter defined).


                                   BACKGROUND

         Chaus, Danielle Acquisition, Agent and Lenders are parties to a Financing Agreement dated as of September 27, 2002 (as amended, modified, restated or supplemented from time to time, the "Financing Agreement") pursuant to which Agent and Lenders provide financial accommodations to Company.

         Pursuant to the terms of an Asset Purchase Agreement dated as of January 2, 2004 (the "CS Purchase Agreement") among CS Acquisition, as Buyer, L.F. Brands Marketing, Inc. ("Seller") and L.F. Brands, Inc., CS Acquisition, a wholly-owned subsidiary of Chaus, purchased certain assets (the "CS Purchased Assets") of Seller as more particularly described therein (such transaction, the "CS Purchase Transaction"). By letter dated as of January 2, 2004, Agent consented to the CS Purchase Transaction and, in consideration therefore and to induce Agent and Lenders to continue to make advances under the Financing Agreement, Agent received the following agreements, each dated as of January 2, 2004: (i) a pledge of the membership interests of CS Acquisition held by Chaus (the "CS Membership Interest Pledge"), (ii) a Guaranty of the Obligations from CS Acquisition (the "CS Guaranty"), (iii) a Grant of Security Interest in Patents, Trademarks and Licenses Agreement from CS Acquisition (the "CS Trademark Security Agreement"), and (iv) a Collateral Assignment of Rights under the Asset Purchase Agreement executed by each of CS Acquisition, Chaus and the Seller (the "CS Collateral Assignment of Rights").

         The Company has requested that Agent and Lenders amend the Financing Agreement to, among other things, (i) join CS Acquisition as an additional borrower and provide financial accommodations to CS Acquisition thereunder and
(ii) amend the financial covenants, and Agent on behalf of Lenders is willing to do so on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Company by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

         2. Joinder Agreement.

          (a) As of the date hereof, CS Acquisition is hereby added as a party to all Obligations under the Financing Agreement, and all references to "Company" hereunder and thereunder shall (except as otherwise provided herein) hereafter be deemed to include, severally and collectively, as the context may require, Chaus, Danielle Acquisition and CS Acquisition. For the avoidance of doubt, CS Acquisition shall not have any several obligations under Sections 7.8 or 7.10 of the Financing Agreement. As of the date hereof, and only in those cases in which the phrase the "Company and its Subsidiaries" is used in the Financing Agreement, the term "Company" shall be deemed to mean "Chaus" and the term "Subsidiaries" shall be deemed to include "Danielle Acquisition" and "CS Acquisition".

          (b) CS Acquisition hereby adopts the Financing Agreement, assumes in full, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction and performance of all Obligations under the Financing Agreement and the Loan Documents as if it were an original signatory thereunder. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance of the Obligations, CS Acquisition hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of Lenders a continuing security interest in and to all Collateral (as such term is defined in the Financing Agreement) owned by CS Acquisition (the "CS Acquisition Collateral"), whether now owned or existing or hereafter acquired or arising and wherever located.

          (c) As of the date hereof, the CS Guaranty shall be terminated and each of the CS Membership Interest Pledge, the CS Trademark Security Agreement and the CS Collateral Assignment Agreement shall continue in full force and effect and shall be deemed to secure all Obligations.

          (d) As of the date hereof, Exhibit A and Exhibit B to this Amendment No. 2 shall replace Exhibits A and B to the Financing Agreement in their entirety.

         3. Amendments to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Financing Agreement is hereby amended as follows:

          (a) The following defined terms are inserted in their appropriate alphabetical order:

               "AMENDMENT NO. 2" shall mean Joinder and Amendment No. 2 to this Financing Agreement dated as of January 30, 2004.

               "AMENDMENT NO. 2 EFFECTIVE DATE" shall mean the date upon which all of the conditions precedent to the effectiveness of Amendment No. 2 have been satisfied.

          (b) The following defined terms are amended in their entirety to read as follows:

               "FACTORING AGREEMENT" shall mean, severally and collectively that certain (i) Factoring Agreement dated as of September 27, 2002 by and between Chaus and CIT, (ii) Factoring Agreement dated as of November 27, 2002 by and between Danielle Acquisition and CIT, and (iii) Factoring Agreement dated as of January 15, 2004 by and between CS Acquisition and CIT, as each such agreements may be amended, modified and supplemented from time to time.

               "TERM LOAN" shall mean the Term Loan in the principal amount of $9,450,000 (herein the "Term Loan") made by the Agent on behalf of the Lenders pursuant to, and repayable in accordance with, the provisions of Section 4 of this Financing Agreement."

          (c) The definition of "Permitted Indebtedness" is hereby amended by inserting new subsections (h) and (i) in their appropriate subsectional order to read as follows:

               "(h) unsecured Indebtedness from CS Acquisition to L.F. Brands Marketing, Inc. under the "Buyer Note" (as defined in and subject to the CS Purchase Agreement) in an aggregate principal amount not to exceed $300,000 and issued pursuant to the CS Purchase Agreement and (i) Indebtedness arising by and between Chaus and CS Acquisition."

          (d) Sections 4.1, 4.2 and 4.3 are amended in their entirety to provide as follows:

               "4.1. The Company hereby agrees to execute and deliver to the Agent, on behalf of the Lenders, the Term Loan Promissory Note, to evidence the Term Loan to be extended by the Agent.

               4.2. On the Closing Date, each Lender, severally and not jointly made a term loan to Company in an aggregate amount equal to $10,500,000, with respect to which $8,250,000 principal amount remains outstanding as of the Amendment No. 2 Effective Date ("Original Term Loan"). On the Amendment No. 2 Effective Date $1,200,000 of the outstanding balance of Revolving Loans shall be converted to a term loan of equal amount (the "Converted Amount"), which Converted Amount shall be added to and consolidated with the Original Term Loan (as consolidated, the "Term Loan") so that the aggregate amount of the Term Loan on the Amendment No. 2 Effective Date shall equal $9,450,000. Upon receipt of such Term

               Loan Promissory Note, the Lenders hereby agree to effect the conversion of the Converted Amount contemplated by this Section 4.2.

               4.3. The principal amount of the Term Loan shall be repaid to the Agent, on behalf of the Lenders, by the Company by: (i) equal quarterly principal installments of $425,000.00 each, commencing April 1, 2004, and the subsequent installments shall be due and payable on the first day of each Fiscal Quarter thereafter followed by (ii) one (1) installment of the outstanding balance thereof on the Anniversary Date."


          (e) Sections 7.9(e), (g) and (h) are hereby amended in their entirety to provide as follows:

               "(e) Assume, guarantee, endorse, or otherwise become liable upon the obligations of any person, firm, entity or corporation, except (i) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) with respect to the guaranty of Chaus of the obligations of Danielle Acquisition to S.L. Danielle, Inc.",
               (iii) with respect to the guaranty of Chaus of the obligations of CS Acquisitions to L.F. Brands Marketing, Inc. or (iv) with respect to the obligations of Chaus as co-obligor with CS Acquisition under that certain Assignment and Assumption Agreement dated as of January 1, 2004 among CS Acquisition, Chaus and Adler Holdings II, LLC.

               (g) Make any advance (other than advances for expenses in the ordinary course of business) or loan to, or any investment in, any firm, entity, person or corporation or purchase or acquire all or substantially all of the stock or assets of any entity, person or corporation other than intercompany loans among Chaus, Danielle Acquisition and/or CS Acquisition which otherwise constitute Permitted Indebtedness; or

               (h) Pay any management, consulting or other similar fees to any person, corporation or other entity affiliated with the Company other than compensation arrangements made on an arm's-length basis and approved by the Compensation Committee of the Company and not exceeding a per annum compensation amount of $525,000 in the aggregate for any person or entity, provided that the Company may pay aggregate annual compensation to xxx in excess of $525,000 so long as such payments are made in accordance with, and do not exceed the amount provided in that certain Employment Agreement dated January 2, 2004 with xxx and as in effect on the Amendment No. 2 Effective Date."

          (f) Section 7.10 is amended in its entirety to provide as follows:

               "7.10. Until termination of the Financing Agreement and payment and satisfaction in full of all Obligations hereunder, the Company shall:

               (a) maintain at the end of each Fiscal Quarter ending below a Tangible Net Worth of not less than the amount set forth below for the applicable period:

               FISCAL QUARTER                     TANGIBLE NET WORTH
               --------------                     ------------------

               December 31, 2003                  $8,000,000
               March 31, 2004                     $11,000,000
               June 30, 2004                      $12,000,000
               September 30, 2004                 $13,000,000
               December 31, 2004                  $12,000,000
               March 31, 2005                     $14,000,000
               June 30, 2005                      $17,000,000

               (b) maintain at the end of each Fiscal Quarter set forth below a Fixed Charge Coverage Ratio of not less than the ratio set forth below for the applicable period:

               PERIOD                             RATIO
               ------                             -----

               December 31, 2003                  1.50 to 1.0
               March 31, 2004                     1.50 to 1.0
               June 30, 2004                      1.35 to 1.0
               September 30, 2004                 1.35 to 1.0
               December 31, 2004                  1.50 to 1.0
               March 31, 2005                     1.75 to 1.0
               June 30, 2005                      2.00 to 1.0

               The foregoing ratio shall be calculated on a rolling four quarter average thereafter.

               (c) maintain at the end of each Fiscal Quarter set forth below a Leverage Ratio of not more than the ratio set forth below for the applicable period:

               PERIOD                             RATIO
               ------                             -----

               December 31, 2003                  4.00 to 1.0
               March 31, 2004                     4.25 to 1.0
               June 30, 2004                      3.25 to 1.0
               September 30, 2004                 4.00 to 1.0
               December 31, 2004                  4.00 to 1.0
               March 31, 2005                     4.00 to 1.0

               June 30, 2005                      2.00 to 1.0

               (d) without the prior written consent of the Agent, the Company will not:

                    (i) enter into any Operating Lease if after giving effect
               thereto the aggregate obligations with respect to Operating Leases of the Company during any Fiscal Year would exceed $3,750,000.

                    (ii) contract for, purchase, make expenditures for, lease
               pursuant to a Capital Lease or otherwise incur obligations with respect to Capital Expenditures (whether subject to a security interest or otherwise) during any Fiscal Year in the aggregate amount in excess of $1,000,000 for any Fiscal Year.

               (e) maintain Availability as at the end of each month (which for purposes of this calculation, month end shall mean any day from the last day of any month through and including the 5th Business Day of the ensuing month) of not less than the amounts set forth below as at the end of each month below:

               MONTH END                              AVAILABILITY
               ---------                              ------------

               December 31, 2003                        $6,000,000
               January 31, 2004                       $(2,000,000)
               February 29, 2004                        $3,750,000
               March 31, 2004                           $7,000,000
               April 30, 2004                           $7,000,000
               May 31, 2004                             $7,000,000
               June 30, 2004                            $7,000,000
               July 31, 2004                            $3,500,000
               August 31, 2004                          $5,750,000
               September 30, 2004                       $7,000,000
               October 31, 2004                         $8,000,000
               November 30, 2004                        $9,000,000
               December 31, 2004                        $7,000,000
               January 31, 2005                       $(2,000,000)
               February 28, 2005                        $3,750,000
               March 31, 2005                           $8,250,000
               April 30, 2005                           $8,250,000
               May 31, 2005                             $8,000,000
               June 30, 2005                            $8,000,000

          (g) Section 7.15 is amended in its entirety to provide as follows:

               "7.15. The Company shall maintain life insurance on Josephine
               Chaus

               (the "JC Life Insurance Policy") in the amount of not less than $18,000,000 and shall assign the JC Life Insurance Policy to the Agent (in form and substance satisfactory to the Agent) all rights under the Life Insurance Policy as additional collateral for the Obligations (the "JC Life Insurance Assignments"), provided that the JC Life Insurance Assignment shall be delivered to Agent not later than March 1, 2004. In the event of a collection upon the life insurance policy, the proceeds thereof up to $18,000,000 shall be applied to the Obligations in such order as Agent shall determine in its reasonable discretion. Should the Agent collect more than $18,000,000 with respect to the JC Insurance Policy, the Agent and Lenders shall return to the Company that portion of the proceeds which exceeds $18,000,000."

          (h) Sections 15.1(c) and 15.2 are hereby amended in their entirety to read as follows:

                    "(c) All Obligations shall be joint and several, and the
               Company shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of the Company shall in no way be affected by any extensions, renewals and forbearance granted to Agent or any Lender to the Company, failure of Agent or any Lender to give the Company notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against the Company, the release by Agent or any Lender of any Collateral now or thereafter acquired from the Company, and such agreement by the Company to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the Company or any Collateral for the Company's Obligations or the lack thereof. The Company waives all suretyship defenses with respect to its relationship to its Subsidiaries.

               15.2. Each Company expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which any Company may now or hereafter have against the other, directly or contingently liable for the Obligations hereunder, or against or with respect to any Company's property (including, without limitation, any property which is Collateral for the Obligations), as the case may be, arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations."

         4. Amendment to CS Trademark Security Agreement.

          (a) The "WHEREAS" clauses on page 1 of the CS Trademark Security Agreement are hereby amended in their entirety to read as follows:

               "WHEREAS, Bernard Chaus, Inc. and S.L. Danielle Acquisition, LLC (collectively, "Borrowers"), Agent and Lenders are parties to a certain Financing Agreement, dated as of September 27, 2002 (as amended, restated, modified, renewed or extended from time to time, the "Financing Agreement"), which provides for the Agent and Lenders to make certain loans, advances and extensions of credit, all to or for the benefit and account of Borrowers;

               WHEREAS, pursuant to a guaranty dated as of January 2, 2004 (the "Guaranty), the Company guaranteed the obligations of Borrowers under the Financing Agreement and, as collateral security therefor, agreed to grant a security interest in certain of the Company's assets, including, without limitation, certain trademarks, trademark applications and/or registrations, tradenames, goodwill and licenses, and, if applicable, any patents, patent applications and/or registrations, all as more fully set forth herein;

               WHEREAS, the Company, the Borrowers, Agent and Lenders have entered into that certain Joinder and Amendment No. 2 to Financing Agreement ("Amendment No. 2") pursuant to which, among other things, the Guaranty was terminated and the Company was joined as an additional borrower under the Financing Agreement and become jointly and severally liable with the other Borrowers for the Obligations under the Financing Agreement;

               WHEREAS, commencing on the Amendment No. 2 Effective Date all security in the Intellectual Property Collateral granted pursuant to this Agreement shall secure all Obligations under the Financing Agreement;"

          (b) Section 1 of the CS Trademark Security Agreement is hereby amended in its entirety to read as follows:

               "1. DEFINITIONS. Capitalized terms used herein and defined in the Financing Agreement shall have the meanings set forth therein unless otherwise specifically defined herein."

         5. This Amendment No. 2 is timely in accordance with that certain consent letter dated as of January 2, 2004 made by Lender and acknowledged and agreed to by the Company.

         6. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions:

          (a) Agent's receipt of five (5) copies of this Amendment No. 2 duly executed by the Company and Agent;

          (b) Agent shall have received payment of an amendment fee in the amount of $30,000, which fee shall be due and payable and earned in full on the effective date of this Amendment No. 2 and shall not be subject to rebate or proration for any reason;

          (c) Agent shall have received an amendment to the Factoring Termination Agreement duly executed by Company and in form and substance satisfactory to Agent;

          (d) Agent's receipt of the Second Amended and Restated Term Loan Promissory Note and Second Amended and Restated Revolving Credit Note, which have been executed by the Company in the form of Exhibit A and Exhibit B attached hereto;

          (e) Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Sole Member of CS Acquisition authorizing (1) the execution, delivery and performance of this Amendment No. 2,
(2) the execution, delivery and performance of the Factoring Agreement dated as of January 15, 2004 between CS Acquisition and CIT and (3) the granting by CS Acquisition of the Liens upon the CS Acquisition Collateral, certified by the Secretary or an Assistant Secretary of CS Acquisition, as of the date of this Amendment No. 2; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (f) Agent shall have received a copy of the Articles of Organization and Operating Agreement of CS Acquisition, and all amendments thereto, such Articles of Organization shall have been certified by the Secretary of State or other appropriate official of its jurisdiction of formation;

          (g) Agent shall have received good standing certificates for CS Acquisition dated not more than thirty (30) days prior to the date of this Amendment No. 2, issued by the Secretary of State or other appropriate official of CS Acquisition's jurisdiction of formation;

          (h) Agent shall have received in form and substance satisfactory to Agent, updated Certificates of Insurance which add CS Acquisition as an insured party and cover the CS Acquisition's assets, wheresoever located and in amounts and on terms acceptable to Agent and updated Loss Payee Policy Endorsements naming Agent as an additional insured;

          (i) Agent shall have received the executed opinion of counsel from Swidler Berlin Shereff Friedman LLP in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Amendment No. 2 and the Financing Agreement, as amended;

          (j) Agent shall have received, in form and substance satisfactory to Agent, executed copies of the Asset Purchase Agreement and all agreements, instruments and documents executed in connection with each of the foregoing;

          (k) Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Amendment No. 2 or under law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the CS Acquisition Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto; and

          (l) Agent shall have received such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

         7. Representations and Warranties. Company hereby represents and warrants as follows:

          (a) This Amendment No. 2 and the Financing Agreement, as modified hereby, constitute legal, valid and binding obligations of Company and are enforceable against Company in accordance with their respective terms.

          (b) Company hereby reaffirms all covenants, representations and warranties made in the Financing Agreement as amended herein are true and correct in all material respects and agrees that all such covenants, representations and warranties, as applicable, shall be deemed to have been remade as of the effective date of this Amendment No. 2 (except to the extent of changes resulting from transactions contemplated or permitted by the Financing Agreement and the other Loan Documents and except to the extent that such representations and warranties relate expressly to an earlier date).

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 2.

          (d) As of the date hereof, Company has no defense, counterclaim or offset with respect to the Financing Agreement.

         8. Additional Representations and Warranties of Danielle Acquisition. CS Acquisition hereby further represents and warrants as follows:

          (a) Upon the effectiveness of this Amendment No. 2, all covenants, representations and warranties made in the Financing Agreement shall be deemed to have been made by CS Acquisition as of the effective date of this Amendment No. 2.

          (b) Except as set forth on Schedule 6(b) hereto, each of the representations and warranties set forth in Section 7 of the Financing Agreement is true and correct in all material respects with respect to CS Acquisition as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Financing Agreement and the other Loan Documents and except to the extent that such representations and warranties relate expressly to an earlier date);

          (c) CS Acquisition is duly organized and in good standing under the laws of the State of New York and is qualified to do business and is in good standing in such states which constitute all states in which qualification and good standing are necessary for CS Acquisition to conduct its business and own its property and where the failure to so qualify would have a material adverse effect on CS Acquisition or its business. CS Acquisition has delivered to Agent true and complete copies of its organizational documents and will promptly notify Agent of any amendments or changes thereto.

         9. Governing Law. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereto that would call for the application of the laws of any other jurisdiction.

         10. Headings. Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.

         11. Counterparts, Facsimile Signatures. This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         12. Effect on the Financing Agreement.

          (a) Upon the effectiveness of this Amendment No. 2, each reference in the Financing Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Financing Agreement as modified hereby.

          (b) Except as specifically modified hereby, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

          (d) The security interests and liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Company in all respects.

         IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first written above.


                                      CYNTHIA STEFFE ACQUISITION, LLC

                                      By:  /S/ Barton Heminover
                                               -------------------------------
                                           Name:  Barton Heminover
                                           Title: Chief  Financial Officer

                                      S.L. DANIELLE ACQUISITION, LLC

                                      By:  /S/ Barton Heminover
                                               -------------------------------
                                           Name:  Barton Heminover
                                           Title: Chief  Financial Officer

                                      BERNARD CHAUS, INC.

                                      By:  /S/ Barton Heminover
                                               -------------------------------
                                           Name:  Barton Heminover
                                           Title: Chief  Financial Officer

                                      THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent and a Lender

                                      By:  /S/ John M. Szwalek
                                               -------------------------------
                                           Name:  John M. Szwalek
                                           Title: Vice President

                            GUARANTOR ACKNOWLEDGEMENT

         Each of the undersigned hereby acknowledges and agrees that, notwithstanding the execution of the foregoing Amendment No. 2, the joinder of CS Acquisition as an additional borrower under the Financing Agreement, and the consummation of the amendments and transactions contemplated thereby, (i) all of the terms and conditions, representations and covenants contained in the undersigned's respective Guaranties and Security Agreements are and shall remain in full force and effect in accordance with their respective terms and (ii) the security interests and liens theretofore granted, pledged and/or assigned under the Security Agreements as security for the Obligations shall not be impaired, limited or affected in any manner whatsoever by reason of Amendment No. 2.

                                      BERNARD CHAUS INTERNATIONAL
                                      (HONG KONG), INC.

                                      By:   /s/ Barton Heminover
                                            ------------------------
                                            Name:  Barton Heminover
                                            Title: Chief  Financial Officer


                                      BERNARD CHAUS INTERNATIONAL (KOREA), INC.

                                      By:   /s/ Barton Heminover
                                            ------------------------
                                            Name:  Barton Heminover
                                            Title: Chief  Financial Officer


                                      CHAUS RETAIL, INC.

                                      By:   /s/ Barton Heminover
                                            ------------------------
                                            Name:  Barton Heminover
                                            Title: Chief  Financial Officer


                                      BERNARD CHAUS INTERNATIONAL (TAIWAN), INC.

                                      By:   /s/ Barton Heminover
                                            ------------------------
                                            Name:  Barton Heminover
                                            Title: Chief  Financial Officer